FORBEARANCE AGREEMENT DATED JANUARY 11, 1999

                                  BY AND AMONG

                        PNC BANK, NATIONAL ASSOCIATION

                                     AND

                  COLONIAL DOWNS, L.P.; STANSLEY RACING CORP.;
                       COLONIAL DOWNS HOLDINGS, INC.;
                         JEFFREY P. JACOBS; RICHARD E. JACOBS;
                and THE TRUST CREATED UNDER THE RICHARD E. JACOBS
                     DECLARATION OF TRUST DATED APRIL 23, 1987

                         Effective as of December 1, 1998

                           FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT (the "Agreement"), made this 11th day of January, 1999, by and among PNC Bank, National Association ("Lender"), Colonial Downs, L.P., a Virginia limited partnership ("Borrower"), Stansley Racing Corp., a Virginia corporation ("SRC"), Colonial Downs Holdings, Inc., a Virginia Corporation ("CDH"), Jeffrey P. Jacobs ("Jeffrey Jacobs"),
Richard E. Jacobs ("Richard Jacobs"), and The Trust Created Under The Richard
E. Jacobs Declaration of Trust dated April 23, 1987 (the"Jacobs Trust") (SRC, CDH, Jeffrey Jacobs, Richard Jacobs and the Jacobs Trust are collectively referred to herein as the "Guarantors".)

                                WITNESSETH:

     1. WHEREAS, Borrower is the owner of leasehold interest in certain land and the owner of improvements thereon which are used to operate a thoroughbred and standardbred race track and related facilities located in New Kent County, Virginia (the "Property"); and

     2. WHEREAS, pursuant to a Construction Loan Agreement dated as of June 26, 1997, by and between Borrower and Lender, Lender made a
Construction loan to Borrower in the principal amount of $10,000,000 (the "Construction Loan Agreement"); and

     3. WHEREAS, the obligation to repay the Construction Loan is evidenced by a Deed of Trust Note in the principal amount of $10,000,000 (the "Construction Note"); and

     4 WHEREAS, pursuant to a Revolving Line of Credit Agreement dated as of June 26, 1997, by and between Borrower and Lender, Lender extended to Borrower a revolving line of credit in a maximum principal amount not to exceed $5,000,000 (the "Revolving Credit Agreement"); and

     5. WHEREAS, the obligation to repay the Line of Credit is evidenced by a Revolving Credit Note in the amount of $5,000,000 (the "Revolving Credit Note"); and

     6.  WHEREAS, each of SRC, CDH, Jeffrey Jacobs and Richard Jacobs,
(each an "Original Guarantor" and collectively, the "Original Guarantors") have executed and delivered to Lender: (i) an Agreement of Guaranty and Suretyship (Payment) dated as of June 26, 1997 (each a "Payment Guaranty" and collectively the "Payment Guaranties") pursuant to which each Original Guarantor has among other things, guaranteed the payment and performance by the Borrower of its obligations under and in connection with the Construction Loan Agreement and the Line of Credit Agreement; and (ii) an Agreement of Guaranty and Suretyship (Completion) dated as of June 26, 1997 (each a "Completion Guaranty" and collectively the "Completion Guaranties") pursuant to which each Original Guarantor has, among other things, guaranteed completion of certain improvements to the Property (the Payment Guaranties and the Completion Guaranties are collectively referred to herein as the "Original Guaranties"); and

     7. WHEREAS, the Borrower's obligations under the Credit Agreements and the Notes (each as hereinafter defined) are secured by, among other things, a Deed of Trust and Security Agreement dated as of June 26, 1997, from the Borrower and CDH to lawyers Title Realty Services, Inc. as Trustee for the benefit of Lender (the "Deed of Trust"); and

     8. WHEREAS, pursuant to an Assignment of Leases and Rents dated as of June 26, 1997, Borrower assigned to Lender its rights under certain leases and rents as security for the Borrower's obligations under the Credit Agreements and the Notes ("Assignment of Leases"); and

     9. WHEREAS, the Deed of Trust and the Assignment of Leases were recorded in the Clerk's office in the Circuit Court of New Kent County, Virginia in order to perfect the Lender's interest therein; and

     10. WHEREAS, pursuant to a Hazardous Material Certificate and Indemnity Agreement dated as of June 26, 1997, Borrower, CDH, Jeffrey Jacobs and Richard Jacobs made certain warranties about, and agreed to indemnify Lender against, damages or claims caused by the presence of hazardous material or environmental claims related to the Property (the
"Indemnification Agreement"); and

     11. WHEREAS, pursuant to an Assignment of Construction and Development Documents dated as of June 26, 1997, Borrower assigned to Lender its rights to certain documents and agreements related to the construction of improvements to the Property as security for the obligations under the Credit Agreements and Notes (the "Construction Assignment"); and

     12. WHEREAS, pursuant to an Assignment of Management Agreement dated as of June 25, 1997, Borrower assigned to Lender its rights under a Management Consulting Agreement dated April 22, 1996, and a side letter amendment thereto between Borrower and Maryland-Virginia Racing Circuit, Inc., as security for the Borrower's obligations under the Credit Agreements and Notes (the "Assignment of Management Agreement"); and

     13. WHEREAS, pursuant to an Assignment of Development Agreement dated as of June 26, 1997, Borrower assigned to Lender its rights under a Development Agreement, dated October 16, 1996 between Borrower and Delmarva Properties, Inc., as security for Borrower's obligations under the Credit Agreements and Notes (the "Assignment of Development Agreement"); and

     14. WHEREAS, pursuant to a Pledge Agreement dated as of June 26, 1997, SRC pledged to Lender its general partnership interest in Borrower as security for SRC's performance under its Guaranties (the "SRC Pledge"); and

     15. WHEREAS, pursuant to a Pledge Agreement dated as of June 26, 1997, CDH pledged to Lender its partnership interests in Borrower and 100% of the stock of SRC as security for CDH's performance under its Guaranties (the "CDH Pledge"); and

     16. WHEREAS, the Borrower and Original Guarantors have provided Lender with a list of defaults under various provisions of the Credit Agreements and Original Guaranties as of December 18, 1998, which list is attached hereto as Exhibit A; and

     17. WHEREAS, each of Borrower and SRC have advised Lender that it may file a petition for relief under Chapter 11 of the Bankruptcy Code, which filing will constitute an Event of Default under the Credit Agreements; and

     18. WHEREAS, Borrower and Guarantors have requested that Lender forbear from exercising its rights and remedies under the Credit Agreements and Original Guaranties; and

     19. WHEREAS, Lender has agreed to such request on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, Borrower, Guarantors and Lender, in consideration of their mutual covenants contained herein and intending to be legally bound hereby, agree as follows:

                                     Article I
                                    Definitions

     In addition to terms defined elsewhere in this agreeement, as used herein, the following terms shall have the following meanings. Otherwise, capitalized terms used herein shall have the meanings set forth in the Transaction
Documents:

     1.1 "Adequate Protection Order" shall mean a Final Order of the Bankruptcy Court, in form and substance acceptable to the Lender, directing the Borrower (and/or SRC) and its Estate to pay current interest on the Obligations as adequate protection of the Lender's interests under the Loan Agreements.

     1.2 Bankruptcy Code" shall mean Title 11 of the United States Code, 11 U.S.C. Sections 1101 et sea.

     1.3 "Bankruptcy Court" shall mean the United States Bankruptcy Court with jurisdiction over the Bankruptcy Proceeding.

     1.4 "Bankruptcy Proceeding(s)" shall mean a case under the Bankruptcy Code commenced by a petition for relief filed by or against the Borrower or SRC.

     1.5 "Credit Agreements" shall mean the Construction Loan Agreement and the Revolving Credit Agreement.

     1.6  "Effective Date" shall mean December 1, 1998.

     1.7 "Eligible Collateral" shall mean either cash, certificates of deposit of Lender, or United States Treasury obligations.

     1.8 "Estate" shall mean the Borrower's estate, and the estate of SRC, if applicable, created upon the commencement of the Bankruptcy Proceeding(s).

     1.9 "Final Order" shall mean an order entered by the Bankruptcy Court, which shall not be subject to appeal or certiorari.

     1.10 "Guaranties" shall mean the Original Guaranties and the Jacobs Trust Guaranty.

     1.11 "Guarantor Pledge Agreement" shall mean an agreement substantially in the form of Exhibit B hereto, executed and delivered by each of the Guarantors in accordance with Section 3.1(e) hereof, pursuant to which the Guarantors shall pledge to Lender Eligible Collateral.

     1.12 "Interest/Fees Letter of Credit" shall mean an unconditional, irrevocable standby letter of credit issued for the benefit of Lender by an issuer acceptable to Lender at its sole discretion. An Interest/Fees Letter of Credit shall be payable at sight, and shall have an expiration of July 31, 2000. An Interest/Fees Letter of Credit shall be substantially in the form of Exhibit E hereto with blanks appropriately filled.

     1.13 "Jacobs Trust Guaranty" shall mean a guaranty and suretyship agreement executed and delivered to Lender by the Jacobs Trust pursuant to
Section 3.1 (c) hereof, substantially in the form of Exhibit C hereto.



      ..4

     1.14 "Letter of Credit No. 1" shall mean an unconditional, irrevocable standby letter of credit issued for the benefit of Lender in the stated amount $5,000,000 minus any Principal Amount Letters of Credit theretofore provided to Lender or Eligible Collateral delivered to Lender in lieu thereof. Letter of Credit No. 1 shall be issued by an issuer acceptable to Lender in its sole discretion, shall be payable at sight and shall have an expiration of 400 days from the Petition Date. Letter of Credit No. 1 shall be substantially in the form of Exhibit D hereto with blanks appropriately filled.

     1.15 "Letter of Credit No. 2" shall mean an unconditional, irrevocable standby letter of credit issued for the benefit of Lender in the stated amount of $5,000,000. Letter of Credit No.2 shall be issued by an issuer acceptable to lender in its sole discretion, shall be payable at sight and shall have an expiration of 400 days form the Petition Date. Letter of Credit No. 2 shall be substantially in the form of Exhibit D hereto with blanks appropriately filled.

     1.16  "Notes" shall mean the Construction Note and the Revolving
Credit Note.

     1.17 "Obligation" shall mean all of Borrower's liabilities and indebtedness to Lender of any and every kind and nature arising under this Agreement, the Transaction Documents or any other agreements among any of the parties, whether heretofore, now or hereafter owing, arising, due or payable from Borrower to Lender and however evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including obligations of performance.

     1.18 "Petition Date" shall be the date on which a petition for relief under the Bankruptcy Code is filed by the Borrower in a voluntary case or an order for relief is entered against the Borrower in an involuntary case

     1.19 "Plan of Reorganization" shall mean a plan of reorganization filed by the Borrower or SRC, as the case may be, in a Bankruptcy Proceeding which has been approved by the Bankruptcy Court in accordance with Section 1129 of the Bankruptcy Code and which is acceptable to Lender.

     1.20 "Principal Amount Letter of Credit" shall mean an unconditional, irrevocable standby letter of credit issued for the benefit of Lender by an issuer acceptable to Lender at its sole discretion. A Principal Amount Letter of Credit shall be payable at sight and shall have an expiration of July 31, 2000. A Principal Amount Letter of Credit shall be substantially in the form of Exhibit E hereto with blanks appropriately filled.

     1.21 "Termination Event" shall mean those events specified in Article VIII hereof.

     1.22 "Transaction Documents" shall mean this Agreement, the Construction Loan Agreement, the Line of Credit Agreement, the Notes, the Deed of Trust, the Assignment of Leases, the Construction Assignment, the Assignment of Management Agreement, the Assignment of Development Agreement, the CDH
Pledge, the SRC Pledge, the Guaranties, the Indemnification, and the Guarantor Pledge Agreement.

                                    Article II
                                   Forbearance

     2.1 Agreement to Forbear. Borrower and Original Guarantors acknowledge that certain Events of Default as set forth in Exhibit A hereto have occurred under the Credit Agreements and Original Guaranty of Holdings and that an Event of Default will occur upon the filing of a Bankruptcy Proceeding by either the Borrower and/or SRC. As a result of such existing Events of Default the Borrower and Original Guarantors hereby agree that Lender has the right to exercise its remedies under the Credit Agreement and all Original Guaranties.

     Without waiving any of the above-described existing Events of Default or its rights under the Credit Agreements or the original Guaranties and subject to the terms and conditions set forth herein, Lender hereby agrees to forbear as of the Effective Date from exercising its remedies under the Credit Agreement and Original Guaranties until the termination of this Agreement in accordance with Article VIII hereof. Notwithstanding such forbearance, Borrower and Original Guarantors agree that Lender may take such actions in a Bankruptcy Proceeding as may be reasonably necessary to protect its interests in a manner consistent with this Agreement, including but not limited to, actions such as filing proof(s) of claim, objecting to any attempts to challenge Lender's claims, liens or rights under the Transaction Documents, voting on any proposed plan of reorganization, and otherwise appearing and being heard in the Bankruptcy Proceedings in any matter in which the Lender's interests may be affected.

                                 Article III
                    Conditions Precedent to Forbearance

     3.1 Conditions. This Agreement shall become effective upon the satisfaction of the following conditions in form and substance reasonably satisfactory to the Lender and its counsel:

     (a) No Event of Defaults shall have occurred under the Credit Agreements or Guaranties other than those referred to in Exhibit A hereto or continuing defaults of the same covenants or conditions so long as there is no material adverse change in the financial condition of Borrower and Original Guarantors from their respective financial conditions at the execution and delivery hereof.

     (b) All representations and warranties contained herein shall be true and correct as of the Effective Date and as of the date of the execution and delivery hereof.

     (c)The Jacobs Trust shall have executed and delivered to Lender the Jacobs Trust Guaranty.

     (d) The Guarantors shall have executed and delivered to the Lender a Principal Amount Letter of Credit in the face amount of $1,000,000.

     (e) The Guarantors shall have executed and delivered to Lender the Guarantor Pledge Agreement

     (f) The Borrower and the Guarantors shall have delivered to Lender financial statements and other reports required under the Transaction Documents which have not previously been delivered.

     (g) CD Entertainment Ltd., an Ohio limited liability company ("Entertainment") shall have reaffirmed the Subordination Agreement (Deed of Trust) dated June 26, 1997, by and among Entertainment, David Belkowitz and James W. Theobald, as Trustees, CDH, the Borrower and the Lender, pursuant to a letter in the form of Exhibit F hereto.

     (h) One or more of the Borrower and/or Guarantors shall have reimbursed Lender for its costs and expenses related to the preparation and execution of this Agreement, including but not limited to, all filing fees and taxes, fees and expenses of Lender's in-house and outside legal counsel, auditors, appraisers and environmental consultants.

     (i) The Borrower and Guarantors shall have delivered to the Lender an opinion of counsel substantially in the form of Exhibit G hereto.

                                Article IV
                      Payment of Principal, Interest and Fees


     4.1 Principal Amount. During the term hereof, Borrower shall pay to Lender on the due date all principal amounts required to be paid pursuant to the terms of the Credit Agreements and Notes. In lieu thereof, on the date of such principal payment any Guarantor may deliver to Lender a Principal Amount Letter of Credit in the face amount of the principal payment then due under the Credit Agreements and Notes.

     4.2 Interest and Fees. During the term hereof, Borrower shall pay to Lender on the due date all interest and fees required to be paid pursuant to the terms of the Credit Agreements and Notes. In lieu thereof, within 10 days after the due date thereof, any Guarantor may deliver to Lender an Interest/Fees Letter of Credit in the face amount of the interest and fees then due under the Credit Agreements and Notes.

     4.3 Eligible Collateral. (a) So long as a Termination Event has not occurred, any Guarantor other than SRC may deliver to Lender Eligible Collateral in place of Letter of Credit No. 1,Letter of Credit No. 2, any Principal Amount Letter of Credit or Interest/Fees Letter of Credit. Such Eligible Collateral shall be delivered to Lender on the due date if substituted for Letter of Credit No. 1,Letter of Credit No. 2, or a Principal Amount Letter of Credit and within ten (10) days after the due date if substituted for an Interest/Fees Letter of Credit. All such Eligible Collateral shall be subject to the Guarantor Pledge Agreement.

     (b)  Lender, in its sole discretion, may draw on an Interest/Fees
Letter of Credit and/or liquidate Eligible Collateral delivered in lieu thereof and apply the proceeds to satisfy the amount of interest and fees then due on the later of sixty (60) days after the delivery of such Interest/Fees Letter of Credit or Eligible Collateral or the last business day of the calendar quarter in which the payment of interest or fees was due.

                                 Article V
                          Representations and Warranties

     In order to induce Lender to enter into this Agreement, the Borrower and each Guarantor, for itself or himself, as the case may be, and for its or his heirs, personal representatives, successors and assigns, hereby acknowledges, represents and warrants to Lender the following insofar as it is applicable to it or him:

     5.1  Borrower Status.  Borrower is duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia, and has full power and authority to own or lease and operate its properties and assets, and to conduct its affairs as now being conducted and as proposed
to be conducted.   The sole general partner of Borrower is SRC and the sole
limited partner of Borrower is CDH.

     5.2 Corporate Status. CDH and SRC are corporations duly organized and validly existing and in good standing under the laws of the Commonwealth of Virginia; both CDH and SRC have the power to carry on their businesses as now being conducted.

     5.3 Power and Authority. Borrower and the Guarantors have full power and authority to enter into, execute,deliver and carry out this Agreement and the Transaction Documents being executed and delivered pursuant hereto, and to perform their respective obligations hereunder and thereunder, and all such actions have been duly authorized by all necessary proceedings on their parts.

     5.4  Enforceability of Documents.  This Agreement and the
Transaction Documents being executed and delivered hereto constitute the legal, valid and binding obligations of the Borrower and each of the parties hereto and thereto, enforceable in accordance with their respective terms, except as may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws of general application affecting creditors', rights and (b) general principals of equity.

     5.5 No Conflict. Neither the execution and delivery of this Agreement nor the Transaction Documents being executed and delivered pursuant hereto nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, has constituted or resulted in or will constitute or result in a breach of the partnership agreement of the Borrower, the articles of incorporation or the by-laws of CDH and SRC or the governing document of the Jacobs Trust, or the violation of any law, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to Borrower or Guarantors, or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions thereof, or will constitute a default under, any indenture, deed of trust, instrument, document, agreement or contract of any kind to which Borrower or any Guarantor may be bound or Subject.

     5.6 Litigation. Except as set forth in Schedule 5.6, there is no litigation, at law or in equity, nor any proceeding before any federal, state or other governmental or administrative agency or any arbitrator pending or, to the knowledge of Borrower or Guarantors threatened against Borrower or Guarantors which may have a material adverse effect on the assets, properties, business or operations of Borrower or Guarantors.

     5.7 Solvency of Borrower. Borrower represents that (i) Lender holds a valid, enforceable, perfected security interest and lien on the Borrower's assets as more particularly described in the Transaction Documents, and (ii) the fair value of the Borrower's assets securing the Obligations exceeds the stated amount of the Obligations.


     5.8 Solvency of Each Guarantor. Each Guarantor represents that he or its is solvent on the date hereof and will not be rendered insolvent by virtue of the execution and delivery hereof or the consummation of the transactions contemplated hereby.

     5.9  Compliance with Law.  Except as provided in Schedule 5.9
Borrower and Guarantors are in compliance with all material laws, ordinances,
rules and regulations of all governmental entities 	(and all agencies,
bodies and subdivisions thereof), and Borrower and Guarantors have not received any notice of noncompliance from any such governmental entity.

     5.10 Benefits. Borrower and Guarantors have derived direct and substantial benefit from this Agreement and the transactions contemplated hereby.


     5.11 Full Disclosure. All documents, reports, certificates and statements furnished to Lender by or on behalf of Borrower and Guarantors in connection with the transactions contemplated hereby are true, correct and complete, do not contain any untrue statement of material fact and do not omit any fact necessary to make the information contained therein not misleading.

     5.12 Environmental Matters. To the best of Borrower's and Guarantors'knowledge based upon the prepared reports and information that have come to their attention during Borrower's operation of the Property, the Property is free from all Hazardous Materials (as defined in the Indemnification Agreement) which may have a material adverse effect on the use and operation of the Property or its value.

     5.13 Property Taxes. All real property taxes and other taxes, assessments levies, license fees, permit fees and all other charges heretofore levied, assessed, confirmed or imposes upon, or in respect to, or which might become a lien upon, the Property have been paid in full except for real estate taxes due and owing on December 5, 1998 in the amount of $287,000 as more fully described on Schedule 5.13. Such unpaid taxes have become a first lien on the Property.

     5.14 Insurance. All insurance coverages required by Section 4.7 of the Construction Loan Agreement are in full force and effect and no notice canceling, modifying or suspending any such insurance coverages has been received or threatened.


                                  Article VI
                              Releases and Waivers

     6.1 Reaffirmation. Notwithstanding anything to the contrary in this Agreement, the Borrower and the Original Guarantors hereby agree that all Transaction Documents to which they are a party are in full force and effect in accordance with their respective terms, remain valid and binding obligations of Borrower and the Original Guarantors. Such Transaction Documents are hereby reaffirmed and ratified by the Borrower and Original Guarantors in all respects, except defaults set forth an Exhibit A and continuing defaults described in Section 3.1(a). The liens, security interests and assignments created by the Transaction Documents are and continue to be valid, effective, properly perfected, enforceable and such liens, security interests and assignments are hereby ratified and confirmed in all respects.

     6.2 No Defenses. Borrower and Guarantors hereby acknowledge that Borrower and Guarantors have no defenses of any nature whatsoever to the acceleration by Lender of all indebtedness under the Credit Agreements or the enforcement of the Transaction Documents including the Guaranties, and Borrower and Guarantors have no claims, counterclaims or offsets against Lender in respect of the amounts owed under the Transaction Documents, or which could be asserted against Lender, nor shall this Agreement or the forbearance contemplated by this Agreement give rise to any such defenses, claims, counterclaims or offsets. Borrower and Guarantors have no defenses, affirmative defenses, setoffs, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender or any of its past, present or future directors, officers, employees, agents, attorneys, legal representatives, predecessors, affiliates, successors or assigns directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of the Transaction Documents, or any of the terms of any of the Transaction Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with any of the Transaction Documents, or any part thereof.

     6.3 No Waiver of Rights Under Transaction Documents. Except as provided in this Agreement, neither the failure nor delay by Lender to exercise its remedies nor the acceptance of partial payments or the payments described in this Agreement or any other partial performance nor the discussions (whether any of the foregoing is before or after the date of this Agreement) nor any provision of this Agreement shall amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's or Original Guarantor's obligations under the Transaction Documents (including, but no limited to, Lender's right to receive full payment of principal and interest as well as late charges, delinquent interest, attorneys' fees and expenses, and other charges to the extent provided in the Transaction Documents) or Original Guarantors' obligations under the Original Guaranties, nor shall it affect the priority of Lender's security interests created under the Transaction Documents. In particular, each of the Borrower and Guarantors understands that nothing referred to above shall operate to prohibit, restrict or otherwise inhibit Lender from exercising any right or remedy it may have under the Transaction Documents (except to the extent provided herein ) or constitute a cure of any existing default and, without limitation, shall not extend any applicable reinstatement or redemption period.

     6.4 Release. Borrower and each Original Guarantor, for itself and its successors and assigns hereby, on Original Guarantor's behalf and not on behalf of other parties hereto, knowingly and voluntarily releases, discharges and forever waives and relinquishes any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatsoever kind and nature, whether known or unknown, which he or it has, may have, or might have or may assert now or in the future against the Lender directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms of any of the Transaction Documents, or which was related or connected in any manner, directly or indirectly, to the Property, the Transaction Documents, or any part thereof. Borrower and Original Guarantors acknowledge and agree that the execution of this Agreement by Lender shall not constitute an acknowledgement of or admission by Lender of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted. Each of the Borrower and Original Guarantors hereby further acknowledges and agrees that, to the extent that any such claims may exist, they are of a speculative nature so as to be incapable of objective valuation and that, in any event, the value to Borrower of the covenants and obligations of Lender contained in this Agreement and the other documents and instruments executed and delivered in connection herewith substantially and materially exceeds any and all value of any kind or nature whatsoever of any such claims. Notwithstanding the foregoing, the release herein shall not effect any subrogation rights that any Original Guarantor may have or become entitled to in respect of the Obligations.


     6.5 Voluntary Agreement. Borrower and each Guarantor represents and warrants to the Lender that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind entered into this Agreement.

                                    Article VII
                                Additional Agreements

     7.1 Reporting Requirements. The Jacobs Trust shall deliver to the Lender annual tax returns and current financial statements within one hundred fifty (150) days of the end of each calendar year hereunder required by
Section 10 of the Jacobs Trust Guaranty and quarterly compliance certificates required by Section 11 of the Jacobs Trust Guaranty.

     7.2 Negative Covenant. CDH agrees not to declare or make any dividend or distribution or payment of any nature in respect of the Class A Common Stock or Class B Common Stock held by CD Entertainment Ltd. The foregoing limitation shall include a purchase, acquisition, redemption or retirement of such Class A Common Stock or Class B Common Stock.

     7.1 Additional Party. The parties agree that for all purposes the term "Guarantors" as used in the Transaction Documents shall include the Jacobs Trust.

     7.2 Indefeasible Payment. To the extent any payment due under the Transaction Documents or hereunder is deemed to be a fraudulent or preferential transfer, set aside or required to be paid under any insolvency, bankruptcy or similar law, the payment shall be deemed reinstated and outstanding as if no such payment had occurred.

                                    Article VIII
                                  Termination Events

     8.1 Termination Event. The occurrence of any one or more of the following shall constitute a "Termination Event" under this Agreement:

     (a) Failure of Borrower or any Guarantor to observe or perform any covenant, agreement, term of this Agreement.

     (b) If any representation or warranty made herein or in any Transaction Documents, or in any report, certificate, financial statement or other instrument or document furnished in connection with this Agreement or the Transaction Documents shall prove to have been materially false or misleading on the date as of which it was made.

     (c) The Borrower or any Guarantor repudiates, or asserts a defense to, any obligation or liability under the Credit Agreements, Notes or the Guaranties or makes or pursues a claim against Lender.

     (d) If Letter of Credit No. 1 has not been delivered to Lender within two business days of the filing of a Bankruptcy Petition.

     (e) (i) In the event of a filing of a Bankruptcy Petition, if the Bankruptcy Court has not entered an Adequate Protection Order within sixty (60) days after the Petition Date or (ii) if the Adequate Protection Order is terminated, revoked, suspended, discontinued or amended, and within ten (10) days after either of (i) or (ii) Letter of Credit No. 2 shall not have been delivered to Lender.

     (f) In the event Eligible Collateral is substituted for Letter of Credit No. 1, Letter of Credit No. 2, or a Principal Amount Letter of Credit or an Interest/Fees Letter of Credit and in the case of Eligible Collateral consisting of cash or certificates of deposit such Eligible Collateral is less than the face amount of the obligation for which the Eligible Collateral is substituted, and in the case of Eligible Collateral consisting of United States Treasury Obligations, the market value of such Eligible Collateral is less than 120% of the face amount of the obligation for which it was substituted.

     (g) In the event of the filing of a Bankruptcy Petition, all Obligations are not paid in full on the earlier of twelve (12) months after the Petition Date unless a Plan of Reorganization shall have been confirmed prior to that time.

     (h) In the event a Bankruptcy Petition is not filed during the term hereof, all Obligations are not paid by June 30, 2000.

     (i) The value of the real property pledged under the Deed of Trust is determined to be less than $17,000,000 by the Bankruptcy Court.

     (j) A Chapter 11 Trustee is appointed in a Bankruptcy Proceeding; a Bankruptcy Proceeding is converted to a case under Chapter 7 of the Bankruptcy Code; or a Bankruptcy Proceeding is dismissed.

     (k)  Borrower, CDH or SRC ceases operation of its business.

     (l)  The Jacobs Trust liquidates its assets or ceases its operations.


                                   Article IX
                                     Remedies

     9.1 Remedies on Termination. Immediately upon the occurrence of any Termination Event, the obligation and agreements of Lender set forth in this Agreement shall terminate and Lender shall have the right to exercise any and all rights and remedies available to it hereunder, under the Transaction Documents including the Guaranties and under applicable law. Such remedies shall include, but not be limited to, upon twenty (20) days prior written notice to Richard Jacobs, drawing on any of Letter of Credit No. 1, Letter of Credit No. 2, any Principal Amount Letter of Credit, any Interest/Fees Letter of Credit and/or liquidating and applying Eligible Collateral to the Obligations.

     9.2 Remedies Cumulative. All rights and remedies available to Lender under any of the Transaction Documents and applicable law may be asserted concurrently, cumulatively or successively, from time to time, as long as any of the Obligations shall remain unpaid or outstanding.


                                       Article X
                            Buy-Out and Release of Collateral

     10.1 Buy-Out. At any time prior to payment in full of the amounts owed under the Credit Agreements and Notes, the Lender will assign all of its rights and interests under the Transaction Documents to Richard Jacobs or his nominee upon receipt of an indefeasible payment equal to the then unpaid Obligations.

     10.2 Release of Collateral. Upon consummation of the transaction contemplated by Section 10.1, or upon consummation of the Plan of Reorganization on or before the first anniversary of the Petition Date or upon payment in full of the obligations, the Lender shall return the Jacobs Trust Guaranty, Letter of Credit No. 1, Letter of Credit No. 2, any Principal Amount Letters of Credit, any Interest/Fees Letters of Credit and any remaining Eligible Collateral.


                                       Article XI
                                     Miscellaneous

     11.1 Incorporation of Recitals. The recitals set forth immediately preceding Article I of this Agreement are hereby incorporated in their entirety and are a material part of this Agreement.

     11.2 Only Written Amendments. This Agreement may be amended or modified only by a written agreement, fully executed and delivered by the parties hereto.

     11.3 Survival; Successors and Assigns. All covenants, agreements, representations and warranties made in this Agreement and in the Transaction Documents delivered hereunder shall survive closing hereunder and shall continue in full force and effect until the payment in full of the Obligations. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, but this shall not be deemed to permit assignment by the Borrower of any or all of its interests in the Property or any part thereof. All covenants, agreements representations and warranties by or on behalf of the Borrower and any Guarantors that are contained in this Agreement or any of the Transaction Documents shall inure to the benefit of Lender and its successors and assigns and shall bind Borrower and its respective heirs, personal representatives, successors and assigns. Borrower nor any Guarantor may assign this Agreement or any of its rights hereunder.

     11.4 Notices: Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be in writing, and shall be deemed given if and when personally delivered (personal delivery shall include delivery by messenger or expedited delivery service regularly providing proof of delivery, such as Federal Express or Airborne), or when delivered (whether accepted or refused) by United States registered or certified mail, postage prepaid and return receipt requested, addressed to a party at its address set forth below, or to such other address as the party to receive such notice may have designated to all other parties by notice in accordance herewith:





                              (a) If to Lender:


                               Mr. Robert G. Radermacher
                               PNC Bank, National Association
                               One PNC Plaza, 18th Floor
                               249 Fifth Avenue
                               Pittsburgh, PA  15222
                               Tel:  (412) 762-7868
                               Fax:  (412) 762-4157

                               and

                               Paul M. Singer, Esquire
                               Reed Smith Shaw & McClay LLP
                               435 Sixth Avenue
                               Pittsburgh, PA 15219
                               Tel:  (412) 288-3114
                               Fax:  (412) 288-3069

                               (b) If to Borrower:

                               Colonial Downs, L.P.
                               67201 North Courthouse Road
                               P.O. Box 456
                               Providence Forge, VA  23140
                               Tel:  (804) 966-2477
                               Fax:  (804) 966-2063

                               and

                               Frank J. Santoro, Esquire
                               Marcus, Santoro, Kozak & Melvin, P.C.
                               355 Crawford Parkway, Suite 7000
                               P.O. Box 69
                               Portsmouth, VA 23705-0069
                               Tel:  (757) 393-2555
                               Fax:  (757) 399-6870


                               (c) If to a Guarantor:

                                Colonial Downs, Inc.
                                67201 North Courthouse Road
                                P.O. Box 456
                                Providence Forge, VA 23140
                                Tel:  (804) 966-2477
                                Fax:  (804) 966-2063

                                and

                                Stansley Racing Corp.
                                67201 North Courthouse Road
                                P.O. Box 456
                                Providence Forge, VA 23140
                                Tel:  (804) 966-2477
                                Fax:  (804) 966-2063

                                and

                                Jeffrey P. Jacobs
                                c/o Jacobs Entertainment, Inc.
                                425 West Lakeside Ave., Suite 601
                                Cleveland, Ohio 44113
                                Tel:  (216) 861-4080
                                Fax: (216) 861-6315

                                and

                                James L. Weinberg, Esquire
                                Hirschler, Fleischer, Weinberg, Cox & Allen
                                Federal Reserve Bank Building
                                701 East Byrd Street
                                Richmond, VA 23219
                                Tel: (804) 771-9500
                                Fax: (804) 644-0957

                                and

                                Richard E. Jacobs and
                                The Richard E. Jacobs Trust
                                c/o The Richard E. Jacobs Group
                                25425 Center Ridge Road
                                Cleveland, Ohio 44145-4122

                                with a cc to:

                                Matthew R. Goldman, Esquire
                                Baker & Hostetler LLP
                                3200 National City Center
                                1900 East Ninth Street
                                Cleveland, OH 44114
                                Tel: (216) 621-0200
                                Fax: (216) 696-0740


     11.5 Entire Agreement, Modifications. This Agreement constitutes the entire agreement concerning this subject matter and supersedes any prior or contemporaneous representations or agreements not contained herein concerning the subject matter of this Agreement. No modification of this Agreement shall be binding unless it is in writing and executed by all parties or their authorized representative.

     11.6 Governing Law. This Agreement, the Credit Agreements, and the Guaranties shall be governed by Pennsylvania law without giving effect to the principles of conflicts of laws.

     11.7 Counterparts. This Agreement may be executed in one or more counterparts,each of which shall constitute an original and all of which taken together shall constitute one agreement.

     11.8  Consent to Jurisdiction.  EACH OF THE BORROWER (SO LONG AS IT
IS NOT SUBJECT TO A BANKRUPTCY PROCEEDING) AND EACH GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESSES PROVIDED FOR IN SECTION 11.4 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF, BORROWER AND EACH GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

     11.9 Waiver of Jury Trial. BORROWER, THE GUARANTORS AND LENDER EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER THE GUARANTOR AND LENDER AND EACH ACKNOWLEDGES THAT NONE OF THEM NOR ANY PERSON ACTING ON BEHALF HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER, THE GUARANTOR AND LENDER

EACH FURTHER ACKNOWLEDGES THAT EACH OF THEM HAD BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL,AND THAT BORROWER, GUARANTORS AND LENDER EACH HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER, THE GUARANTORS AND LENDER EACH AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1061, ET SEQ. BORROWER, THE GUARANTOR AND THE LENDER EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.

     11.10 Confession of Judgment. Each of the Borrower and Guarantors hereby agree that the following paragraph shall be incorporated in and become a part of this Agreement and all other Transaction Documents as if originally stated therein.

     THE UNDERSIGNED BORROWER AND GUARANTORS HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR THE UNDERSIGNED AND, WITH OR WITHOUT ONE OR MORE DECLARATIONS FILED, TO CONFESS JUDGMENT AS OFTEN AS NECESSARY AGAINST THE UNDERSIGNED IN FAVOR OF THE LENDER IN ANY SUCH COURT, AFTER AN EVENT OF DEFAULT HEREUNDER, FOR THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY'S FEES, AND WITH RELEASE OF ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT AND IN CAUSING ANY WRIT OR WRITS TO BE ISSUED, AND IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREEING THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO,

     The Lender agrees to exercise the foregoing confession of judgment only after ten (10) days prior written notice to the party against whom such action is to be taken.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    BORROWER:

                                    Colonial Downs, L.P. a Virginia
                                    Limited Partnership

                                    By:  STANSLEY RACING CORP., A
                                         Virginia Corporation, Its
ATTEST/WITNESS:                          Sole General Partner



/s/  Linda M. DeCoursey            By:    /s/  Jeffrey P. Jacobs
------------------------                  --------------------------
Name:  Linda M. DeCoursey          Name:  Jeffrey P. Jacobs
Title:                             Title: Chairman, CEO



                                   LENDER:

                                   PNC BANK, NATIONAL ASSOCIATION, a
ATTEST/WITNESS:                    National Banking Association



/s/  Dennis P. Herdenreich         By:   /s/  Robert G. Radermacher
----------------------------             -------------------------------
Name: Dennis P. Herdenreich        Name: Robert G. Radermacher
Title:  Vice President             Title: Vice President



                                   GUARANTORS:

                                   STANSLEY RACING CORP., a
ATTEST/WITNESS:                    Virginia Corporation




/s/  Linda M. DeCoursey            By:    /s/  Jeffrey P. Jacobs
------------------------                  --------------------------
Name:  Linda M. DeCoursey          Name:  Jeffrey P. Jacobs
Title:                             Title: Chairman, CEO



                                  COLONIAL DOWNS HOLDINGS, INC., a
ATTEST/WITNESS:                   Virginia Corporation



/s/  Linda M. DeCoursey            By:    /s/  Jeffrey P. Jacobs
------------------------                  --------------------------
Name:  Linda M. DeCoursey          Name:  Jeffrey P. Jacobs
Title:                             Title: Chairman, CEO